UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2007
NexMed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

89 Twin Rivers Drive, East Windsor, New Jersey	08520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 371-8123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On January 16, 2007, NexMed, Inc. (the “Company”) and Wells Fargo Bank, N.A. entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of April 3, 2000 (the “Rights Agreement”). Pursuant to the Amendment,  the Company exempted Southpoint Master Fund, LP and its affiliates (collectively, “Southpoint”) from becoming an “Acquiring Person” within the meaning of the Rights Agreement, provided that Southpoint’s aggregate beneficial ownership of the Company’s common stock is less than 20% of the shares of common stock then outstanding. The Amendment is attached hereto as Exhibit 4.1

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

4.1	Amendment No. 1 to Rights Agreement, dated as of January 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

Date: January 22, 2007